UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of he
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) -- January 19, 2000



                                    PSC Inc.
              -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    New York
                 ---------------------------------------------
                 (State or other jurisdiction of Incorporation)


             0-9919                                      16-0969362
 ------------------------                      --------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


                    675 Basket Road, Webster, New York 14580
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (716) 265-1600
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code



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Item 2.  Acquisition or Disposition of Assets

(a) On January 19, 2000 (the "Closing Date"), pursuant to and in accordance with the terms of the Agreement and Plan of Merger by and among PSC Inc. (the "Company), West Acquisition Corp., a Washington corporation and a wholly-owned subsidiary of the Company ("Newco"), and Percon Incorporated, a Washington corporation ("Percon") (such Agreement and Plan of Merger, the "Agreement"), Newco merged with and into Percon (the "Merger"), and each issued and outstanding share of the common stock of Percon was converted into the right to receive Fifteen Dollars ($15.00) in cash (the "Merger Price"). Upon consummation of the Merger, Percon became the surviving corporation and a wholly-owned subsidiary of the Company, and the separate corporate existence of Newco terminated.

         The aggregate Merger Price paid to the stockholders of Percon was $57,136,665 ("Aggregate Merger Price") and said sum was delivered on the Closing Date to a payment agent to be held in a separate fund established for the benefit of the holders of shares of Percon common stock and to be disbursed to them in the manner set forth in the Agreement.

         The source of funds for the payment of the Aggregate Merger Price was a borrowing by the Company under its Credit Agreement dated July 12, 1996, as amended, among PSC Scanning, Inc., the Company, the financial institutions party to the Credit Agreement and Fleet National Bank, as Initial Issuing Bank and as Administrative Agent.

         The merger will be accounted for as a purchase.

(b) Percon develops, assembles and markets data collection hardware and data management software products. The Company plans to continue Percon's operations in Percon's facilities located at 1800 Millrace Drive, Eugene, Oregon 97403.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired:

                  It is impracticable to provide the financial statements of Percon at this time. They will be filed no later than April 3, 2000.

(b)      Pro forma financial information:

                  It is impracticable to provide the pro forma financial information at this time. It will be filed no later than April 3, 2000.

(c)      Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of November 9, 1999, by and among PSC Inc., West Acquisition Corp. and
Percon Incorporated.

                  3.1 Articles of Merger of West Acquisition Corp. into Percon Incorporated filed with the Secretary of the State of Washington on January 19, 2000.

                  10.1 Amendment Eight and Consent and Waiver dated as of January 19, 2000 to Credit Agreement dated as of July 12, 1996, as amended, among PSC Scanning, Inc., a Delaware corporation formerly known as SpectraScan, Inc., which is the successor by merger to PSC Acquisition, Inc., as Borrower, PSC Inc., the financial institutions party to the Credit Agreement, Fleet National Bank (formerly known as Fleet Bank), as Initial Issuing Bank and as Administrative Agent.

                 99.1     Press Release dated January 19, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PSC Inc
                                  (Registrant)


Date:  February 2, 2000         By:  /s/ William J. Woodard
                                   --------------------------------
                                         William J. Woodard
                                         Vice President, Chief Financial
                                         Officer & Treasurer